Exhibit 10.1

HSBC Loan #: 11-4004923

THIRD AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This THIRD AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of this 23rd day of July, 2026 (the “Effective Date”), by and among AB CRE PDF TNVA1 LLC, a Delaware limited liability company, having its principal place of business at c/o AllianceBernstein L.P., 66 Hudson Blvd E, Floor 34, New York, NY 10001 (“Borrower”), HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America (“HSBC”), having an address at The Spiral at Hudson Yards, 66 Hudson Boulevard E, 4th Floor, New York, New York 10001, as administrative agent (including any of its successors and assigns, “Agent”) for itself and the other Lenders from time to time a party hereto (HSBC, together with such other co-lenders as may exist from time to time, each a “Lender” and collectively, the “Lenders”), and HSBC, as a Lender, and AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company, having its principal place of business at c/o AllianceBernstein L.P., 66 Hudson Blvd E, Floor 34, New York, NY 10001 (“Guarantor”); and Borrower and Guarantor shall be referred to individually as a “Borrower Party”, and collectively, as the “Borrower Parties”).

RECITALS

WHEREAS, Borrower, Agent and Lenders entered into that certain Loan and Security Agreement, dated as of December 7, 2023, as amended by that certain First Amendment to Loan Agreement and Omnibus Amendment to Loan Documents, dated as of August 26, 2025, among Borrower, Agent, Lenders and the guarantor parties named therein, as amended by that certain Second Amendment to Loan Agreement and Omnibus Amendment to Loan Documents, dated as of December 1, 2025, among Borrower, Agent, Lenders and the guarantor parties named therein (collectively, the “Existing Loan Agreement”, as further amended by this Amendment, collectively, the “Loan Agreement”), pursuant to which Lenders made a loan to Borrower in the original maximum principal amount of up to $147,712,500.00 (the “Existing Loan”); and

WHEREAS, Borrower has requested that Lenders make an additional loan to Borrower in the principal amount of up to FORTY MILLION EIGHT HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($40,880.000.00) (the “Additional Loan” and together with the Existing Loan, the “Loan”), which Additional Loan is secured by, among other things, a mortgage loan made by AB Commercial Real Estate Private Debt Fund, LLC, a Delaware limited liability company (as predecessor-in-interest to Borrower), as lender, to Walsh Ranch Development Owner LP, a Delaware limited partnership, as borrower, in the principal amount of FIFTY-EIGHT MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($58,400,000.00); and

WHEREAS, Guarantor is the owner of a direct or indirect interest in Borrower, and Guarantor has directly benefited from, and will continue to benefit from, Lenders making the Loan to Borrower; and

WHEREAS, Agent (on behalf of itself and Lenders) and Borrower desire to amend the Loan Documents (as defined in the Loan Agreement) as set forth in this Amendment, and incorporate the terms and provisions herein into the Loan Documents.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement. To the extent of any conflict, the definitions set forth in this Amendment shall control. The definition of “Loan Documents” as set forth in the Loan Agreement shall be deemed to include this Amendment.

2. Representations. Each Borrower Party hereby represents, warrants and covenants with Agent as follows:

(a) Such Borrower Party is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Borrower Party has the full power and authority to execute, deliver and perform its obligations under this Amendment, and the execution and delivery of, and the performance by such Borrower Party of its obligations under, this Amendment (i) have been duly authorized by all requisite action, (ii) do not violate in any material respect any provision of applicable law, rule or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or its organizational documents, (iii) do not violate in any material respect any indenture, agreement, document or instrument to which such Borrower Party is a party, or by which it or any of its properties or any of the Collateral is bound or to which it is subject, and (iv) are not in conflict with, do not result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by any Loan Document, result in the creation or imposition of any Lien upon any of the property or assets of Borrower pursuant to, any such indenture, agreement, document or instrument in each case which could reasonably be expected to result in a Material Adverse Effect.

(b) This Amendment constitutes a legal, valid and binding obligation of each Borrower Party, enforceable against such Borrower Party in accordance with its terms, except as such enforceability may be limited by (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally, and (b) general principles of equity.

(c) No Borrower Party is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the consummation of the transactions contemplated herein and the execution, delivery or performance of this Amendment.

(d) There are no actions, suits, arbitrations, investigations or other legal or arbitrable proceedings before any Governmental Authority (including, without limitation, any of the foregoing which are pending or, to Borrower’s knowledge, threatened (in writing)) affecting Borrower or, to Borrower’s knowledge, any of the Collateral. Borrower is not in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

(e) The Loan Documents, as modified by this Amendment, are in full force and effect and remain enforceable in accordance with their respective terms.

(f) No Default or Event of Default will be triggered by the execution, delivery or performance of this Amendment, and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the other Loan Documents either prior to or, to Borrower’s knowledge, after giving effect to this Amendment.

(g) As of the date hereof, all representations and warranties made by each Borrower Party in the Loan Agreement and in any other Loan Document are true, correct, accurate and complete in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except for such changes as have been approved by Agent or as (i) shall have occurred in the ordinary course of business or the passage of time and (ii) which do not otherwise give rise to or constitute an Event of Default.

3. Amendment to Loan Agreement. In reliance on the representations, warranties and covenants set forth herein, the Existing Loan Agreement is hereby amended as follows:

(a) Definitions.

(i)	The following definitions are hereby deleted in their entirety from Section 1.01 of the Existing Loan Agreement and the following are hereby substituted therein in lieu thereof:

“Guaranty” shall mean, collectively, (a) that certain Amended and Restated Guaranty of Recourse Obligations, dated as of the Third Amendment Date, made by Guarantor for the benefit of Agent, and (b) that certain Amended and Restated Guaranty of Payment, dated as of the Third Amendment Date, made by Guarantor for the benefit of Agent, each as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance herewith.

“Initial Maturity Date” shall mean, June 9, 2028.

“Maturity Date” shall mean the later to occur of the Initial Maturity Date and/or the First Extended Maturity Date and/or the Second Extended Maturity Date and/or the Third Extended Maturity Date and/or the REO Extended Maturity Date, as applicable, in each case, as it may be earlier accelerated pursuant to the terms hereof.

“Note” shall mean that certain Amended and Restated Promissory Note, dated as of the Third Amendment Date, in the maximum principal amount of up to $188,592,500.00, made by Borrower payable to Lender, and any promissory note delivered in substitution or exchange therefor, in each case as may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance herewith.

“Servicer Acknowledgment” shall mean, individually and/or collectively, as the context may require, (i) the Acknowledgement of Servicer by and among Servicer, Borrower and Agent, dated as of the Second Amendment Date, together with any and all modifications, reinstatements or extensions thereof and (ii) the Acknowledgement of Servicer (Modera Walsh) by and among Servicer, Borrower and Agent, dated as of the Third Amendment Date, together with any and all modifications, reinstatements or extensions thereof.

(ii)	The following definitions are hereby added to Section 1.01 of the Existing Loan Agreement in the appropriate alphabetical order:

“Third Amendment Date” shall mean, July 23, 2026.

(b) Remedies Upon Default. Section 8.02(b)(ii) of the Loan Agreement is hereby is deleted in its entirety and replaced with the following:

“(ii) Subject to the requirements of the Uniform Commercial Code in connection with the exercise of remedies of a secured party thereunder, Agent shall have the right to (A) record any assignments delivered in connection herewith (which assignments may be updated unilaterally by Agent to reflect any change in fact since the Effective Date (e.g., inserting names, dates, amounts, and recording information)) and Borrower shall deliver to Agent such additional assignments as Agent shall request and (B) attach any allonges held by Agent to the promissory notes which are related thereto. Agent shall be entitled to specific performance of all agreements of Borrower contained in this Agreement. Without limiting the generality of the foregoing provisions of this Section 8.02(b)(ii), Borrower shall cooperate with Agent as provided in Section 5.07 and Section 8.02(b)(iv).”

(c) Servicing. Section 10.04(c)(v) of the Loan Agreement is hereby is deleted in its entirety and replaced with the following:

“(v) acknowledgement of Agent’s security interest in the Collaterally Assigned Loan and the Servicing Agreement and agreement that such Servicer or sub-servicer shall remit all Collections with respect to the Collaterally Assigned Loan as directed by Agent.”

(d) Collaterally Assigned Loan Description. Schedule 1 of the Loan Agreement is deleted in its entirety and replaced with Schedule 1 attached to this Amendment.

(e) Lenders’ Ratable Share. Schedule 2 of the Loan Agreement is deleted in its entirety and replaced with Schedule 2 attached to this Amendment.

(f) Collaterally Assigned Loan Documents. Schedule 3 of the Loan Agreement is deleted in its entirety and replaced with Schedule 3 attached to this Amendment.

4. Amendment to Loan Documents. In reliance on the representations, warranties and covenants set forth herein, the Loan Documents are hereby amended as follows:

(a) All references to “One Hundred Forty-Seven Million Seven Hundred Twelve Thousand Five Hundred and No/100 Dollars ($147,712,500.00)” are hereby deleted and replaced with “One Hundred Eighty-Eight Million Five Hundred Ninety-Two Thousand Five Hundred and No/100 Dollars ($188,592,500.00)”.

5. Release. As of the Effective Date, each of Borrower and Guarantor, on its own behalf and on behalf of each of its past, present and future predecessors, successors, subsidiaries, parent entities, assigns, shareholders, partners, members, owners, other principals, affiliates, managers, employees, officers, directors, attorneys, agents, other representatives, insurers and any other individuals and entities claiming or acting by, through, under or in concert with Borrower, hereby fully and forever releases, relinquishes, discharges and acquits Agent and Lenders, and their respective past, present, and future predecessors, successors, subsidiaries, parent entities, assigns, participants, shareholders, partners, members, owners, other principals, affiliates, managers, employees, officers, directors, attorneys, agents, other representatives, insurers and any other individuals and/or entities claiming or acting by, through, under or in concert with each such entity or individual (collectively, the “Lender Releasees”), of and from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, claims of offset, defenses, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, counterclaims, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, choses in action, and rights of indemnity or liability of any type, kind, nature, description or character whatsoever, arising prior to the date hereof, directly or indirectly, in any manner from and/or out of (a) the Loan, the Loan Documents and/or the Collateral, (b) Lender Releasees’ acts, statements, conduct, representations and omissions made in connection with Borrower, the Guarantor (but with respect to Guarantor, solely in connection with the Loan), the Loan, the Loan Documents and/or the Collateral, or (c) any fact, matter, transaction or event relating to Borrower, Guarantor (but with respect to Guarantor, solely in connection with the Loan), the Loan, the Loan Documents and/or the Collateral, whether known or unknown, suspected or unsuspected, whether now existing or hereafter arising, which could, might or may be claimed to exist, whether liquidated or unliquidated, each as though fully set forth herein at length; provided, however, that the foregoing release shall not apply to (1) any future matter or breach of any of the obligations, covenants or agreements of any of the Lender Releasees that are expressly set forth in this Amendment and/or the Loan Documents or to any other matters arising after the Effective Date and/or (2) any gross negligence, willful misconduct or bad faith of any Lender Releasee.

6. Costs and Expenses. Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by Agent in connection with this Amendment (including, without limitation, reasonable attorneys’ fees and disbursements of outside counsel).

7. Other References. All references in the Loan Agreement to “this Amendment” and all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement, as modified by this Amendment, and as the same may hereafter be supplemented, amended, modified, extended, renewed, restated or replaced from time to time.

8. Continued Force and Effect. This Amendment is not intended to, and shall not be construed to, effect a novation, and except as expressly provided in this Amendment, the Loan Agreement has not been modified, amended, cancelled, terminated, released, satisfied, superseded or otherwise invalidated by execution of this Amendment. In the event of any conflict between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control.

9. Ratification.

(a) Borrower hereby (i) unconditionally ratifies and confirms, renews and reaffirms in all respects and without condition, all of its obligations, terms, covenants and conditions under the Loan Documents, as specifically modified by this Amendment and (ii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Documents, as specifically modified by the Amendment, without impairment, and Borrower remains unconditionally liable to Agent and the Lenders in accordance with the terms, covenants and conditions of the Loan Documents, as specifically modified by the Amendment.

(b) Guarantor hereby (i) consents to and acknowledges this Amendment and the modifications and transactions contemplated hereby and acknowledges and agrees that this Amendment shall not (A) constitute, or be deemed to constitute, a novation, release, waiver or satisfaction of Guarantor’s obligations under the Guaranty or any other Loan Documents or (B) impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty; (ii) acknowledges that the Guaranty and the obligations of Guarantor contained therein are hereby ratified and confirmed, are continuing and remain in full force and effect and constitute the valid and legally binding obligations of Guarantor; (iii) acknowledges that this reaffirmation of the Guaranty is for the benefit of Agent and the Lenders; and (iv) acknowledges and agrees that its ratifications and reaffirmations set forth in this Amendment are not required by the Loan Documents and that Agent’s request in this Amendment or in any other Loan Document that Guarantor ratify and reaffirm the Guaranty and the obligations owed thereunder shall not be deemed in any way to create such a requirement or any duty or obligation or otherwise require Agent to obtain any ratifications, reaffirmations, consents or waivers that are not otherwise expressly required under the Guaranty.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of New York pursuant to Section 5-1401 of the New York General Obligations Law without reference to choice of laws or conflicts of laws doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

12. Further Assurances. From time to time, upon the request of Agent, Borrower shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Agent may deem reasonably necessary or desirable to confirm this Amendment and the terms and conditions hereof, to carry out the purpose and intent hereof or to enable Agent to enforce any of its rights hereunder; provided that the foregoing shall not impose any additional liability or obligations on, nor reduce the rights or remedies of, Borrower, in each case, other than to a de minimis extent.

13. Modifications. No modification, amendment, extension, discharge, termination or waiver of any provision of this Amendment, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the specific purpose, for which given.

14. Entire Agreement. This Amendment contains the entire agreement of the parties hereto in respect of the transactions contemplated hereby, and all prior agreements among or between such parties, whether oral or written are superseded by the terms of this Amendment.

15. Interpretation. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

16. Headings. The Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

17. Construction. Should any provision of this Amendment require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties to this Amendment participated in the preparation hereof.

18. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instrument to produce or account for more than one of such fully executed counterparts. Delivery by a party of this Amendment by telecopy, electronic transmission (e.g., a “pdf” or “tif” file transmitted by e-mail) or other electronic means, shall be effective execution and delivery of this Amendment by such party, the same as if an original manually executed counterpart were delivered by such party. The parties agree and consent to the use of electronic signatures solely for the purpose of executing this Amendment or any related transactional document (including any amendments thereto). Such electronic signatures shall be deemed to have the same full and binding effect as a handwritten signature.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the date first above written.

AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as Agent

By:	/s/ Timothy Mertens
Name: Timothy Mertens
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan Agreement and Omnibus Amendment to Loan Documents]

LENDER:

HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America

By:	/s/ Timothy Mertens
Name: Timothy Mertens
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan Agreement and Omnibus Amendment to Loan Documents]

BORROWER:

AB CRE PDF TNVA1 LLC,
a Delaware limited liability company

By:	/s/ Marguerite Brogan
Name: Marguerite Brogan
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Third Amendment to Loan Agreement and Omnibus Amendment to Loan Documents]

Guarantor hereby (i) consents to and acknowledges this Amendment and the modifications and transactions contemplated hereby and acknowledges and agrees that this Amendment shall not (A) constitute, or be deemed to constitute, a novation, release, waiver or satisfaction of Guarantor’s obligations under the Guaranty or any other Loan Documents or (B) impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty; (ii) acknowledges that the Guaranty and the obligations of Guarantor contained therein are hereby ratified and confirmed, are continuing and remain in full force and effect and constitute the valid and legally binding obligations of Guarantor; and (iii) acknowledges that this reaffirmation of the Guaranty is for the benefit of Agent and the Lenders. In addition, Guarantor hereby certifies that Guarantor is in compliance with Section 5(a) of the Guaranty on the Effective Date.

GUARANTOR:

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company

By:	/s/ Marguerite Brogan
Name: Marguerite Brogan
Title: Chief Financial Officer

[Signature Page to Third Amendment to Loan Agreement and Omnibus Amendment to Loan Documents]

SCHEDULE 1

COLLATERALLY ASSIGNED LOAN DESCRIPTION

Property or Transaction Name	Westhampton Beach Collaterally Assigned Loan

Underlying Borrower	200 ROGER’S HBD LLC, 215 ROGER’S HBD LLC, 220 ROGER’S HBD LLC, 230 ROGER’S HBD LLC, 245 ROGER’S HBD LLC and RECHLER@GABRESKI LLC, each a Delaware limited liability company

Original Lender	AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company

Property Type	Industrial

Property Address	105A Collins Way, 105B Collins Way, 200 Roger’s Way, 205 Roger’s Way, 215 Roger’s Way, 220 Roger’s Way, 230 Roger’s Way, 245 Roger’s Way and 255 Roger’s Way, Westhampton Beach, NY

Collaterally Assigned Loan	$123,000,000

Outstanding Balance (Collaterally Assigned Loan)	$120,000,000

Allocated Loan Amount	$92,250,000

Margin	1.50%

Initial Maturity Date (Collaterally Assigned Loan)	July 9, 2027

First Extended Maturity Date (Collaterally Assigned Loan)	July 9, 2028

Second Extended Maturity Date (Collaterally Assigned Loan)	July 9, 2029

Underlying Guarantor(s)	jointly and severally, Gregg Rechler and Mitchell Rechler, each an individual.

Borrower’s Advance Percentage	25.0%

Leverage Advance Percentage	75.0%

Leverage Pro Rata Share	75.0%

Material Agreements	Leasing Agreement, Management Agreements and PILOT Agreements (each as defined in the Collaterally Assigned Loan Documents).

Property or Transaction Name	1222 Demonbreun Collaterally Assigned Loan

Underlying Borrower	GULCH UNION REIT PROPERTY L.P., a Delaware limited partnership

Original Lender	AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company

Property Type	Office and Retail

Property Address	1222 Demonbreun Street, Nashville TN 37203

Collaterally Assigned Loan	$74,055,500.00 (representing a fifty percent (50%) interest in a $148,111,000 underlying mortgage loan from Original Lender and Equitable Financial Life Insurance Company of America, collectively as lenders, to Underlying Borrower, the “Underlying Loan”).

SCH. 1-1

Outstanding Balance (Collaterally Assigned Loan)	$71,690,000.00

Allocated Loan Amount	$55,462,500.00

Margin	1.80%

Initial Maturity Date (Collaterally Assigned Loan)	November 9, 2027

First Extended Maturity Date (Collaterally Assigned Loan)	November 9, 2028

Second Extended Maturity Date (Collaterally Assigned Loan)	November 9, 2029

Third Extended Maturity Date (Collaterally Assigned Loan)	November 9, 2030

Underlying Guarantor(s)	Jointly and severally, Shorenstein Realty Investors Fourteen-A, L.P., Shorenstein Realty Investors Fourteen-B, L.P., and Shorenstein Realty Investors Fourteen-C, L.P., each a Delaware limited partnership

Borrower’s Advance Percentage	25.1068%

Leverage Advance Percentage	74.8932%

Leverage Pro Rata Share	74.8932%

Material Agreements	Architect’s Agreement, GC Agreement, Co-Lender Agreement, Management Agreement, Leasing Agreement and Parking Management Agreement (each as defined in the Collaterally Assigned Loan Documents).

Property or Transaction Name	Modera Walsh Collaterally Assigned Loan

Underlying Borrower	WALSH RANCH DEVELOPMENT OWNER LP, a Delaware limited partnership

Original Lender	AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company

Property Type	Multi-Family

Property Address	13250 Highland Hills Drive, Aledo, TX 76008

Collaterally Assigned Loan	$58,400,000.00

Outstanding Balance (Collaterally Assigned Loan)	$58,400,000.00

Allocated Loan Amount	$40,880,000.00

Margin	1.25%

Initial Maturity Date (Collaterally Assigned Loan)	June 9, 2028

First Extended Maturity Date (Collaterally Assigned Loan)	June 9, 2029

Second Extended Maturity Date (Collaterally Assigned Loan)	June 9, 2030

Third Extended Maturity Date (Collaterally Assigned Loan)	June 9, 2031

Underlying Guarantor(s)	SSPF New REIT 1 LLC, a Delaware limited liability company

Borrower’s Advance Percentage	30.00%

Leverage Advance Percentage	70.00%

Leverage Pro Rata Share	70.00%

Material Agreements	Management Agreement, Leasing Agreement and any Material Agreement (each as defined in the Collaterally Assigned Loan Documents).

SCH. 1-2

SCHEDULE 2

LENDERS’ RATABLE SHARE

Lender’s Name	Ratable Loan Amount	Percentage/Ratable Share
HSBC BANK USA, National Association	$188,592,500.00	100%

SCHEDULE 3

COLLATERALLY ASSIGNED LOAN DOCUMENTS

•	Property or Transaction Name: Westhampton Beach

All documents listed below are dated effective as of June 30, 2025, and were entered into, unless otherwise indicated below, by and among 200 ROGER’S HBD LLC, 215 ROGER’S HBD LLC, 220 ROGER’S HBD LLC, 230 ROGER’S HBD LLC, 245 ROGER’S HBD LLC and RECHLER@GABRESKI LLC, each a Delaware limited liability company, collectively as Underlying Borrower and AB Commercial Real Estate Private Debt Fund, LLC, a Delaware limited liability company (“Underlying Originator”), and all such Collaterally Assigned Loan Documents have been further assigned effective as of August 26, 2025, pursuant to that certain General Assignment by Underlying Originator, assignor, in favor of Borrower, as assignee, and such other assignment documents indicated below.

1.	Loan Agreement.

2.	Consolidated, Amended and Restated Promissory Note made and executed by 200 Roger’s HBD LLC and 220 Roger’s HBD LLC to Underlying Originator, in the original principal amount of $21,882,115.00.

3.	Consolidated, Amended and Restated Promissory Note made and executed by 215 Roger’s HBD LLC and 245 Roger’s HBD LLC to Underlying Originator, in the original principal amount of $77,417,885.00.

4.	Consolidated, Amended and Restated Promissory Note made and executed by 230 Roger’s HBD LLC to Underlying Originator, in the original principal amount of $23,200,000.00.

5.	Promissory Note made and executed by RECHLER@GABRESKI LLC to Underlying Originator, in the original principal amount of $500,000.00.

6.	Limited Recourse Guaranty made by Mitchell Rechler and Gregg Rechler (collectively, “Guarantor”) in favor of Underlying Originator.

7.	Environmental Indemnity Agreement made by Guarantor and Underlying Borrower in favor of Underlying Originator

8.

Consolidated, Amended and Restated Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (New York), by and from 200 Roger’s HBD LLC, 220 Roger’s HBD LLC and Suffolk County Industrial Development Agency (“Agency”) to Underlying Originator, recorded with the Office of the Suffolk County Clerk (“Recorder’s Office”).

9.

Section 255 Affidavit – Consolidated, Amended and Restated Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing by 200 Roger’s HBD LLC and 220 Roger’s HBD LLC in favor of Underlying Originator recorded with the Recorder’s Office.

10.	Assignment of Leases and Rents by and from 200 Roger’s HBD LLC and 220 Roger’s HBD LLC to Underlying Originator recorded with the Recorder’s Office.

11.	Section 255 Affidavit – Assignment of Leases and Rents made by 200 Roger’s HBD LLC and 220 Roger’s HBD LLC in favor of Underlying Originator recorded with the Recorder’s Office.

12.	Subordination, Non-Disturbance and Attornment Agreement by and between Conductor Properties, LLC, 200 Roger’s HBD LLC and Underlying Originator.

13.

Consolidated, Amended and Restated Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (New York), by and from 215 Roger’s HBD LLC and 245 Roger’s HBD LLC to Underlying Originator recorded with the Recorder’s Office.

14.

Section 255 Affidavit – Consolidated, Amended and Restated Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing by 215 Roger’s HBD LLC and 245 Roger’s HBD LLC in favor of Underlying Originator recorded with the Recorder’s Office.

15.	Assignment of Leases and Rents by and from 215 Roger’s HBD LLC and 245 Roger’s HBD LLC to Underlying Originator recorded with the Recorder’s Office.

16.	Section 255 Affidavit – Assignment of Leases and Rents made by 215 Roger’s HBD LLC and 245 Roger’s HBD LLC in favor of Underlying Originator recorded with the Recorder’s Office.

17.	Gap Mortgage by and from 215 Roger’s HBD LLC and 245 Roger’s HBD LLC to Underlying Originator recorded with the Recorder’s Office.

18.	Subordination, Non-Disturbance and Attornment Agreement by and between AMAZON.COM Services, LLC, 245 Roger’s HBD LLC and Underlying Originator recorded with the Recorder’s Office.

19.	Subordination Agreement – Facility Company Lease Agreement by and between Agency, 215 Roger’s HBD LLC and 245 Roger’s HBD LLC and Underlying Originator recorded with the Recorder’s Office.

20.

Consolidated, Amended and Restated Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (New York), by and from 230 Roger’s HBD LLC and Agency to Underlying Originator recorded with the Recorder’s Office.

21.

Section 255 Affidavit – Consolidated, Amended and Restated Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing by 230 Roger’s HBD LLC in favor of Underlying Originator recorded with the Recorder’s Office.

22.	Assignment of Leases and Rents by and from 230 Roger’s HBD LLC to Underlying Originator recorded with the Recorder’s Office.

23.	Section 255 Affidavit – Assignment of Leases and Rents made by 230 Roger’s HBD LLC in favor of Underlying Originator recorded with the Recorder’s Office.

24.	Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (New York), by and from RECHLER@GABRESKI LLC to Underlying Originator recorded with the Recorder’s Office.

25.	Assignment of Leases and Rents by and from RECHLER@GABRESKI LLC to Underlying Originator recorded with the Recorder’s Office.

26.	Section 255 Affidavit – Assignment of Leases and Rents made by RECHLER@GABRESKI LLC in favor of Underlying Originator recorded with the Recorder’s Office.

27.	Subordination Agreement Company Ground Lease Agreement by and between Agency, RECHLER@GABRESKI LLC and Underlying Originator recorded with the Recorder’s Office.

28.	Assignment and Subordination of Property Management Agreement made by Rechler Equity Management, LLC, a Delaware limited liability company, as manager, and Borrower to Underlying Originator.

29.	Assignment of Contracts and Agreements by and from Borrower to Underlying Originator.

30.	Deposit Account Control Agreement, by and among 200 Roger’s HBD LLC and Underlying Originator and Dime Community Bank (“Bank”).

31.	Deposit Account Control Agreement, by and among 215 Roger’s HBD LLC and Underlying Originator and Bank.

32.	Deposit Account Control Agreement, by and among 220 Roger’s HBD LLC and Underlying Originator and Bank.

33.	Deposit Account Control Agreement, by and among 230 Roger’s HBD LLC and Underlying Originator and Bank.

34.	Deposit Account Control Agreement, by and among 245 Roger’s HBD LLC and Underlying Originator and Bank.

35.	Cash Management Agreement, by and among Borrower, Underlying Originator and Key Bank, National Association.

36.	Collateral Assignment of Interest Rate Protection Agreement, by and between 230 Roger’s HBD LLC and Underlying Originator, and accepted and agreed to by the counterparty named therein.

37.	Gap Note by and from 215 Roger’s HBD LLC and 245 Roger’s HBD LLC to Underlying Originator in the original principal amount of $6,417,885.00

38.	UCC-1 Financing Statement naming 200 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed on with the Secretary of State of the State of Delaware (“DE SOS”).

39.	UCC-1 Financing Statement naming 215 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed on with the DE SOS.

40.	UCC-1 Financing Statement naming 220 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed on with the DE SOS.

41.	UCC-1 Financing Statement naming 230 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed on with the DE SOS.

42.	UCC-1 Financing Statement naming 245 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed on with the DE SOS.

43.	UCC-1 Financing Statement naming RECHLER@GABRESKI LLC as debtor and Underlying Originator as secured party to be filed on with the DE SOS.

44.	UCC-1 Financing Statement naming 200 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed with the Recorder’s Office.

45.	UCC-1 Financing Statement naming 215 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed with the Recorder’s Office.

46.	UCC-1 Financing Statement naming 220 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed with the Recorder’s Office.

47.	UCC-1 Financing Statement naming 230 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed with the Recorder’s Office.

48.	UCC-1 Financing Statement naming 245 Roger’s HBD LLC as debtor and Underlying Originator as secured party to be filed with the Recorder’s Office.

49.	UCC-1 Financing Statement naming RECHLER@GABRESKI LLC as debtor and Underlying Originator as secured party to be filed with the Recorder’s Office.

•	Property or Transaction Name: 1222 Demonbreun

All documents listed below are dated effective as of October 17, 2025, and were entered into, unless otherwise indicated below, by and among Gulch Union REIT Property, L.P., a Delaware limited partnership, as borrower, and AB Commercial Real Estate Private Debt Fund, LLC, a Delaware limited liability company, as lead lender (“Underlying Originator”) and Equitable Financial Life Insurance Company of America, as a lender, and all such Collaterally Assigned Loan Documents have been further assigned effective as of December 1, 2025, pursuant to that certain Omnibus Assignment of Loan Documents by Underlying Originator, as assignor, in favor of Borrower, as assignee, and such other assignment documents indicated below.

1.

Loan Agreement made by and among AB Commercial Real Estate Private Debt Fund, LLC, a Delaware limited liability company (“Lead Lender”), Equitable Financial Life Insurance Company of America, an Arizona corporation (“Co-Lender”), and Gulch Union Reit Property, L.P., a Delaware limited partnership (“Underlying Borrower”).

2.	Up to $74,055,500.00 Promissory Note A-1 made by Underlying Borrower payable to Lead Lender.

3.	Co-Lender Agreement by and between Lead Lender and Co-Lender.

4.

Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing made by Underlying Borrower, as grantor, to James E. Spruill, as trustee, for the benefit of Lead Lender, to be recorded in the real property records of Davidson County, Tennessee (the “Recorder’s Office”).

5.	Assignment of Leases and Rents made by Underlying Borrower to Lead Lender, to be recorded in the Recorder’s Office.

6.

Limited Recourse Guaranty made by Shorenstein Realty Investors Fourteen-A, L.P., a Delaware limited partnership, Shorenstein Realty Investors Fourteen-B, L.P., a Delaware limited partnership, and Shorenstein Realty Investors Fourteen-C, L.P., a Delaware limited partnership, (jointly, severally and individually and collectively as the context may require, “Guarantor”), in favor of Lead Lender.

7.	Environmental Indemnity Agreement made by Underlying Borrower and Guarantor in favor of Lead Lender.

8.	Cash Management Account Control Agreement made by and among Keybank National Association, as cash management bank, Underlying Borrower and Lead Lender.

9.	Blocked Account Control Agreement made by and among JPMorgan Chase Bank, N.A., as clearing bank, Underlying Borrower and Lead Lender.

10.	Assignment of Contracts and Agreements made by Underlying Borrower to Lead Lender.

11.	Assignment and Subordination of Parking Management Agreement made by and among Underlying Borrower, Premium Parking Service, LLC, a Louisiana limited liability company, and Lead Lender.

12.	Assignment and Subordination of Property Management Agreement made by and among Underlying Borrower, Shorenstein Realty Services, L.P., a Delaware limited partnership, and Lead Lender.

13.	Underlying Borrower’s Certification executed by Underlying Borrower in favor of Lead Lender.

14.	Collateral Assignment of Interest Rate Protection Agreement made by Underlying Borrower in favor of Lead Lender and agreed and accepted by SMBC Capital Markets, Inc., as rate cap provider.

15.	Conditional Resignation of Board Member of Gulch Union Master Condominium made by Underlying Borrower to Lead Lender and agreed and accepted by the Association (as defined therein).

16.	Condominium Irrevocable Proxy made by Underlying Borrower to Lead Lender.

17.	UCC-1 Financing Statement naming Underlying Borrower as debtor and Lender as secured party, filed with the Delaware Secretary of State.

18.	UCC-1 Financing Statement naming Underlying Borrower as debtor and Lender as secured party, to be recorded in the Recorder’s Office.

19.	Loan Policy Proforma issued by Title Company.

20.	Zoning Report prepared by The Planning & Zoning Resource Company, dated as of October 09, 2025, Site #1800880-1.

21.	ALTA/NSPS Land Title Survey prepared by CESO Inc., dated as of June 17, 2025.

22.	Mortgagee Notice (Condominium Association) sent by Lead Lender.

23.	Due Formation, Due Authorization and NY Enforceability Opinion issued by Clifford Chance US LLP (“CC”).

24.	Non-Consolidation Opinion issued by CC.

25.	Tennessee Law Opinion issued by Nelson Mullins Riley & Scarborough LLP.

26.	ATF Opinion issued by Sharma, Smith & Gray, P.C. (“SSG”).

27.	Delaware UCC Opinion issued by SSG.

28.	LLCA Opinion issued by SSG.

29.	Rate Cap Opinions issued by Burgher Gray LLP as counsel to SMBC.

a.	NY Law Opinion

b.	Japanese Law Opinion

30.	Condominium Estoppels

a.	Association

b.	Master Unit B of Gulch Union Master Condominium

c.	Master Unit C of Gulch Union Master Condominium

31.	Estoppel Certificate (Demonbreun Easement Agreement)

a.	Master Unit B of Gulch Union Master Condominium

b.	Master Unit C of Gulch Union Master Condominium

32.	Estoppel Certificate (Parking Easement Agreement)

a.	Nashville Gulch PII JV Holdings

b.	The Pullman Condominium Community, Inc.

33.	Tenant Estoppels

a.	Armanino Advisory.

b.	Cahaba Wealth Management.

c.	connectRN.

d.	Courage Capital Management.

e.	DeAngelis Diamond Construction.

f.	Digital Intelligence Systems.

g.	Dixon Hughes.

h.	Epstein Becker.

i.	Fielder Capital.

j.	Insight Global.

k.	Lewis Brisbois.

l.	McLean Wealth Management Group.

m.	Merus (Al Neyer).

n.	Nelson Mullins.

o.	Revance.

p.	RSM.

q.	Simmons Bank.

r.	Sound Physicians.

s.	Tennessee Valley Authority.

t.	The CapFinancial Group.

u.	Trailrunner.

v.	Triumph Orthopedic Partners.

w.	W Hotel Licensee.

x.	William Morris.

y.	Womble Bond Dickenson.

34.	Tenant SNDAs

a.	Epstein Becker.

b.	Forvis Mazars (formerly Dixon Hughes).

c.	Insight Global.

d.	Lewis Brisbois.

e.	Nelson Mullins.

f.	Revance.

g.	RSM.

h.	Simmons Bank.

i.	Tennessee Valley Authority.

*

For the avoidance of doubt, that certain Promissory Note A-2, in the original principal amount of up to $74,055,500.00, made by Gulch Union REIT Property, L.P., a Delaware limited partnership, and payable to Equitable Financial Life Insurance Company of America, shall not be considered part of the Collaterally Assigned Loan Documents for the 1222 Demonbreun Collaterally Assigned Loan.

•	Property or Transaction Name: Modena Walsh

All documents listed below are dated effective as of June 8, 2026, and were entered into, unless otherwise indicated below, by and between Walsh Ranch Development Owner LP, a Delaware limited partnership, as borrower (“Underlying Borrower”) and AB Commercial Real Estate Private Debt Fund, LLC, a Delaware limited liability company, as lender (“Underlying Originator”), and all such Collaterally Assigned Loan Documents have been further assigned effective as of July 23, 2026, pursuant to that certain Omnibus Assignment of Loan Documents by Underlying Originator, as assignor, in favor of Borrower, as assignee, and such other assignment documents indicated below.

Loan Documents:

1.	Loan Agreement made by and among Underlying Originator and Underlying Borrower.

2.	Promissory Note in the amount of $58,400,000 made by Underlying Borrower payable to Underlying Originator.

3.

Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Texas) made by Underlying Borrower, as grantor, to Gary S. Farmer, as trustee, for the benefit of Underlying Originator, recorded on June 8, 2026, in the real property records of Parker County, Texas (the “Recorder’s Office”) as Document Number 202616392.

4.	Assignment of Leases and Rents made by Underlying Borrower to Underlying Originator, recorded on June 8, 2026, in the Recorder’s Office as Document Number 202616393.

5.	Guaranty of Non-Recourse Carveouts made by SSPF NEW REIT 1 LLC, a Delaware limited liability company (“Guarantor”), in favor of Underlying Originator.

6.	Environmental Indemnity Agreement made by Underlying Borrower and Guarantor in favor of Underlying Originator.

7.	Cash Management Account Control Agreement made by and among Keybank National Association, as cash management bank, Underlying Borrower and Underlying Originator.

8.	Deposit Account Control Agreement (No Notification) made by and among Keybank National Association, as clearing bank, Underlying Borrower and Underlying Originator.

9.	Assignment of Contracts and Agreements made by Underlying Borrower to Underlying Originator.

10.	Conditional Assignment of Management Agreement made by and among Underlying Borrower, Willow Bridge Apartment Management, L.P., a Delaware limited partnership, and Underlying Originator.

11.	Collateral Assignment of Interest Rate Protection Agreement made by Underlying Borrower in favor of Underlying Originator and agreed and accepted by SMBC Capital Markets, Inc., as rate cap provider.

12.	UCC-1 Financing Statement naming Underlying Borrower as debtor and Underlying Originator as secured party, filed with the Delaware Secretary of State.

13.	UCC-1 Financing Statement naming Underlying Borrower as debtor and Underlying Originator as secured party, recorded in the Recorder’s Office.

Organizational Documents:

14.	Organizational Chart of Underlying Borrower and Guarantor.

15.	Certificate of Guarantor, certifying to Underlying Originator, as true, complete and accurate copies of the following documents:

a.	Certificate of Formation of Guarantor

b.	Amended and Restated Limited Liability Company Agreement of Guarantor

c.	Certificate of Good Standing of Guarantor

d.	Written Consent of the Board of Directors of Guarantor

e.	Certificate of Incumbency of Guarantor

f.	Certificate of Limited Partnership of Underlying Borrower

g.	Amended and Restated Limited Partnership Agreement of Underlying Borrower

h.	Certificate of Good Standing of Underlying Borrower

i.	Certified Application for Registration of a Foreign Limited Partnership of Underlying Borrower (Texas)

j.	Certificate of Fact of Underlying Borrower

k.	Certificate of Formation of Walsh Ranch Development Owner GP LLC (“GP”)

l.	Amended and Restated Limited Liability Company Agreement of GP

m.	Certificate of Good Standing of GP

n.	Certificate of Limited Partnership of Walsh Ranch Development LP (“Walsh Ranch Development”)

o.	Amended and Restated Limited Partnership of Walsh Ranch Development

p.	Certificate of Good Standing of Walsh Ranch Development

q.	Certificate of Formation of Walsh Ranch Development Acquisition LLC (“Walsh Ranch Acquisition”)

r.	Limited Liability Company Agreement of Walsh Ranch Acquisition

s.	Certificate of Good Standing of Walsh Ranch Acquisition

16.	Certificate of Independent Director (GP)

17.	Staffing Agreement by and between Underlying Borrower and CT Corporation Staffing, Inc, a Delaware corporation (“CTCS”).

Title and Other Property Documents:

18.

Title Escrow Letter prepared by Allen Overy Shearman Sterling US LLP and acknowledged and agreed to by Heritage Title Company of Austin, Inc (“Title Company”), as title company and Underlying Borrower.

19.	Loan Policy Proforma issued by Title Company.

20.	Zoning Report prepared by The Planning & Zoning Resource Company, dated as of June 4, 2026, Site #188705-1.

21.	ALTA/NSPS Land Title Survey prepared by BGE Inc., dated as of May 14, 2026.

22.	Mortgagee Notice (Condominium Association) sent by Underlying Originator.

Opinion Letters:

23.	DE Authority to File Bankruptcy Opinion issued by Neuberger Quinn, Gielen Rubin Gibber (“NQGRG”).

24.	DE State Law Opinion issued by NQGRG.

25.	Non-Consolidation Opinion issued by NQGRG.

26.	NY Enforceability Opinion issued by NQGRG.

27.	Texas Local Law Opinion issued by Troutman Pepper Locke.

28.	Rate Cap Opinion issued by Burgher Gray LLP as counsel to SMBC.

a.	NY Law Opinion

29.	Rate Cap Opinion issued by SMBC

a.	Japanese Law Opinion

Estoppels:

30.	Condominium Estoppel Certificate of Highland Hills Master Covenant